Exhibit 99.2 1Q20 Earnings Presentation April 30, 2020

Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations, including the potential effects of the COVID-19 pandemic on our businesses and financial results and conditions. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: the impact of COVID-19 on the U.S. and the global economies, including business disruptions, reductions in employment and an increase in business failures, specifically among our clients; the impact of COVID-19 on our employees and our ability to provide services to our clients and respond to their needs; potential judgments, claims, damages, penalties, fines and reputational damage resulting from pending or future litigation and regulatory and government actions, including as a result of our participation in and execution of government programs related to the COVID-19 pandemic or as a result of our action, or failure to implement or effectively implement, federal, state and local laws, rules or executive orders requiring that we grant forbearances or not act to collect our loans; the impact of forbearances or deferrals we are required or agree to as a result of customer requests and/or government actions, including, but not limited to our potential inability to recover fully deferred payments from the borrower or the collateral; damage verdicts or settlements or restrictions related to existing or potential class action litigation or individual litigation arising from claims of violations of laws or regulations, contractual claims, breach of fiduciary responsibility, negligence, fraud, environmental laws, patent or trademark infringement, employment related claims, and other matters; a prolonged downturn in the economy, mainly in New Jersey, New York, Florida and Alabama, as well as an unexpected decline in commercial real estate values within our market areas; the inability to realize expected cost savings and synergies from the Oritani merger in amounts or in the timeframe anticipated; the inability to retain Oritani customers; higher or lower than expected income tax expense or tax rates, including increases or decreases resulting from changes in uncertain tax position liabilities, tax laws, regulations and case law; the inability to grow customer deposits to keep pace with loan growth; a material change in our allowance for credit losses under CECL due to forecasted economic conditions and/or unexpected credit deterioration in our loan and investment portfolios; the need to supplement debt or equity capital to maintain or exceed internal capital thresholds; greater than expected technology related costs due to, among other factors, prolonged or failed implementations, additional project staffing and obsolescence caused by continuous and rapid market innovations; the loss of or decrease in lower-cost funding sources within our deposit base, including our inability to achieve deposit retention targets under Valley's branch transformation strategy; cyber-attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; results of examinations by the OCC, the FRB, the CFPB and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for credit losses, write-down assets, reimburse customers, change the way we do business, or limit or eliminate certain other banking activities; our inability or determination not to pay dividends at current levels, or at all, because of inadequate earnings, regulatory restrictions or limitations, changes in our capital requirements or a decision to increase capital by retaining more earnings; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather, the COVID-19 pandemic or other external events; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments, changes in regulatory lending guidance or other factors; and the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2019. We undertake no duty to update any forward-looking statement to conform the statement to actual results or changes in our expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

SLIDE 3

Comprehensive COVID-19 Response

Section	Details
Employees & Operations	• Business Continuity Plan, daily Pandemic Planning Team meetings, weekly company-wide Town Hall meetings • Employees mandated to work from home if possible; ~93% of our non-branch employees are working remotely • 36% (85) of our branches are closed, all other branches offer restricted drive-up service or lobby service by appointment; Rotating staff "one week in, one week on call" in key areas • Paid $1.8 million in bonuses to our hourly ($1,000 each) and part-time ($500 each) associates • Valley to incur 100% of COVID-related medical costs (testing and treatment) for covered employees and their families • 80 hours of additional paid time for quarantine and sick time; as well as 24 additional hours for childcare arrangements
Customers	• Early communications with customers to understand their concerns and potential needs • A team of 500+ Valley employees dedicated to assisting our clients with the Paycheck Protection Program ("PPP") • In the first phase of PPP, Valley originated $1.6 billion SBA-approved loans • Continue to work with clients on payment deferral solutions where appropriate • Increased daily debit card limits, waived both overdraft fees and CD withdrawal penalties • Proactively built liquidity to ensure we have ample balance sheet resources to meet our customers' needs
Community	• Community Recovery CD program: Online only 1.15% 12-month CD; Valley will donate $5 of every $1,000 in deposits raised under this campaign to our local communities impacted by COVID • Targeting up to $2.5mm of COVID-related community investments under the Community Recovery program • $2 million commitment to New Jersey Community Capital's Garden State Relief Fund further supporting lending to small borrowers who have been negatively impacted by COVID-19 in our New Jersey market • Valley has donated $200,000 to 14 food banks across our footprint providing 2 million meals to those in need

Paycheck Protection Program – Phase 1 4 500+ Valley employees dedicated to assisting our customers $1.6bn SBA-approved volume take advantage of Paycheck Protection Program ~87% of SBA-approved borrowers had an existing Valley relationship; however this is an opportunity to prove Valley’s strength to new clients providing future growth opportunities 5,175 SBA-approved loans Corresponding increase in deposits upon loan funding, expected to drawdown over time Loans funded by existing low-cost liquidity, however ability to pledge originated loans as collateral to PPP Liquidity Facility to access funding at 0.35% $312k Average loan size Volume by Loan Amount 72% <$250k $98k Median loan size 18% 25% $250k - $2mm 53% 3% >$2mm 2.9% Average processing fee 29% Loan Count (#) Loan Balance ($) Information as of 4/22/2020

Forbearance Information (as of April 26, 2020) 5 Forbearance Summary Commercial Insight: % Pass-Rated (ex. Taxi) Deferrals approved on ~10% of 3/31 loan balances Loans (#) Balance ($) Deferred Payments ($) Outstanding Loans Balance 97% 98% 96% 96% (#) ($mm) 94% 95% Total Requests 7,542 $4,000 Approvals to Date 6,141 $3,052 Approved % to Date 81% 76% Segment Detail Outstanding Loans Balance (#) ($mm) Approved Requested Commercial 1 Total Requests 3,856 $3,510 Approvals to Date 2,559 $2,605 Approved % to Date 66% 74% Commercial deferral requests and approvals include 124 loans and $87mm for non-accrual taxi loans Residential & Home Equity 2 Requests 974 $424 1, 3 Approvals to Date 874 $382 Estimated $54mm deferred commercial P&I payments Approved % to Date 90% 90% Wtd. Avg. LTV on approved commercial deferrals: ~70% Auto Requests 2,712 $66 Approvals to Date 2,708 $65 Approved % to Date 100% 100% 1 Includes Highland Capital subsidiary. 2 Reflects residential mortgage loans held in portfolio. 3 Expected deferral period not to exceed 6 months.

1Q 2020 Highlights 6 Reported Adjusted 1 1Q20 4Q19 1Q19 1Q20 4Q19 1Q19 Return on Average Assets 0.92% 0.43% 1.40% 0.93% 1.03% 0.93% Efficiency Ratio 50.7% 70.9% 45.3% 49.3% 52.4% 54.8% Pre-Provision Net Revenue ($mm) $151.1 $80.5 $178.5 $155.7 $131.6 $112.1 PPNR / Avg. Assets 1.59% 0.91% 2.21% 1.63% 1.49% 1.39% Diluted Earnings Per Share $0.21 $0.10 $0.33 $0.21 $0.24 $0.22 Year-over-year quarterly adjusted pre-provision net revenue growth of +39% Year-over-year quarterly adjusted net income to common growth of +19% despite higher provision Annualized linked quarter organic loan growth of 10% Net interest margin (FTE) increased 11bps linked-quarter (9bps due to higher loan discount accretion) Linked-quarter adjusted efficiency ratio improvement of 317bps 1 Please refer to the Non-GAAP Disclosure Reconciliation on pages 16 - 18

Revenue 7 Net Interest Income and Margin Adjusted Non-Interest Income ($mm) 1 Year-over-year NII growth of 21% (FTE) $41.4 $38.1 Swap Fees $266.4 14.2 Gain-on-Sale of 10.0 $239.6 $29.2 Loans, net 4.1 Service Charges $219.9 5.2 4.6 3.07% 4.6 Loan Servicing 6.0 2.98% 5.7 Fees 2.96% 5.9 2.5 2.7 Trust, Investment 2.4 5.8 5.4 & Insurance 5.4 1Q19 4Q19 1Q20 1.5 3.1 BOLI 1.9 7.1 NII ($mil) NIM 4.8 5.7 Other All metrics are represented on full tax equivalent basis 1Q19 4Q19 1Q20 Linked quarter net interest margin positively impacted by deposit 9% linked-quarter Adjusted non-interest income driven by strong cost reductions and higher acquired loan discount accretion swap fee generation Linked quarter net interest income (FTE) growth of 11% driven in Adjusted non-interest income as a percentage of Adjusted Gross part by a full quarter’s impact from Oritani acquisition which Operating Income down approximately 27bps sequentially, due closed on December 1, 2019 in part to strong net interest income growth 1 Refer to Non-GAAP reconciliation on pages 16 - 18. 2 Other Income includes income from swap fees, credit card fees, net gains and losses from sales of assets as adjusted, and other additional sources

8 Interest Rate Positioning 12-Month Forward Cumulative Cash Flow Gap ($bn) 1 12-Month Forward Maturity Schedule ($bn) 2Q20 3Q20 4Q20 1Q21 Maturing CD Rates 2.10% 1.92% 1.87% 1.49% $7.0 $(1.0) $(1.7) $(1.7) Maturing Borrowing Rates 0.60% 0.80% 0.85% 1.11% $(1.6) $(1.5) $6.0 Maturing BCD Rates 1.71% -- 0.43% -- $(2.5) $(2.0) $3.0 $5.0 $(2.5) $2.5 Cumulative Cash Flow Gap $2.5 $(3.0) $2.1 $4.0 $2.0 $(3.5) $2.0 $3.0 $(4.0) $1.5 $2.0 $(4.5) $1.0 $1.0 $0.8 $(5.0) $1.0 $(5.5) $0.5 $0.3 $0.3 $0.1 $0.1 $0.2 $- $(6.0) $- $- 2Q20 3Q20 4Q20 1Q21 $- 2Q20 3Q20 4Q20 1Q21 Assets Liabilities Cumulative Cash Flow Gap (RH) CDs Borrowings BCDs 2 (Quarters are not cumulative) Aggressively reduced non-maturity deposit costs in the quarter Remaining opportunity to reprice CDs lower and mitigate any adverse pressures on asset yields Will take advantage of lower-cost wholesale funding to ladder maturities of liabilities 1Represents the estimated cumulative cash flows from dollar value of earning assets that are repricing within one year and the estimate cumulative cash flows from dollar value of interest-bearing liabilities that will reprice within one year based on the balance sheet at March 31, 2020. 2 BCD refers to Brokered Time Deposits.

Non-Interest Expense 9 5 Quarter Operating Expense Trends ($ in millions) Efficiency Ratio (%) 1 196.1 Includes merger related charges and debt extinguishment 70.9 2020 Goal: 51.0% 155.7 147.8 145.9 2 141.7 54.8 52.4 151.1 50.7 145.1 49.3 135.8 136.8 140.1 45.3 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 4Q19 1Q20 1Q19 4Q19 1Q20 Reported Expenses Adjusted 1 Reported Reported Reported Adjusted Adjusted Adjusted 1Q20 Adjusted Operating Expenses ($, in millions) 1 1Q20 Expense Commentary Other notable items in 1Q20 Linked-quarter adjusted expenses reflect full quarter of Oritani and $2mm of irregular costs $1.3 COVID-19 associated with COVID-19 $2.1 Expenses $3.3 $151.1 Adjusted efficiency of 49.3% is better than our Mortgage 51.0% target $1.2 Commissions Adjusted Expenses Amortization of tax credits Merger-related 1Refer to the appendix on pages 16 - 18 regarding non-GAAP financial measures. Sums may be inconsistent due to rounding.

Loans & Loan Growth 10 1Q20 Loan Composition 1 Year-to-Date Loan Growth (Ann.) 1 Residential R.E. Multifamily Construction +$80mm 19.4% 15% 17% Non-Owner Occupied CRE +$301mm 15.9% Owner- C&I +$173mm 14.3% Occupied CRE Res. Mortgage +$102mm 9.3% 11% Non Owner- $30.4bn Owner-Occupied CRE +$62mm 7.8% Occupied CRE 26% Multi-family +$31mm 2.3% C&I Other Consumer +$1mm 0.5% 16% Auto (4.1%) ($15mm) Construction Consumer Home Equity (4.5%) 6% 9% ($6mm) New Loan Originations ($bn) / Yields(%) vs Portfolio Yields (%) Annualized loan growth of 10% 4.65% 4.57% 4.92% 4.51% 4.44% 4.57% 4.67% 4.10% Commercial line utilization (including construction) 4.30% 3.93% increased to 46% from 44%, but has remained stable in April While new origination yields continue to be below portfolio yields, new origination spreads continue $1.2 $1.3 $1.6 $1.6 $1.4 to expand 1Q19 2Q19 3Q19 4Q19 1Q20 Origination Volume (Gross) New Origination Rate Avg. Portfolio Rate 1Loan classifications according to call report schedule which may not correspond to classification outlined in earnings release.

COVID-19 Exposed Loan Segments 11 Outstandings Pass-Rated Approved Deferrals as of 4/26/20 Borrower Industry ($mm) % of Loans ($mm) % of Industry ($mm) % of Industry Primary Exposure Doctor & Surgery $566 1.9% $510 90.1% $147 26.0% Retail Trade 531 1.7% 517 97.4% 151 28.4% Hotels & Hospitality 475 1.6% 463 97.3% 212 44.5% Restaurants & Foodservice 392 1.3% 378 96.4% 83 21.1% Entertainment & Recreation 212 0.7% 204 96.1% 18 8.4% Primary Exposure Sub-Total $2,176 7.2% $2,071 95.2% $610 28.0% Secondary Exposure Nursing & Residential Care $926 3.0% $881 95.2% $39 4.2% Wholesale Trade 828 2.7% 792 95.6% 35 4.3% Manufacturing 705 2.3% 644 91.4% 61 8.7% Child Care & Education 132 0.4% 131 98.9% 6 4.2% Primary Exposure Sub-Total $2,591 8.5% $2,448 94.5% $141 5.5% Exposed Loan Segments $4,767 15.7% $4,519 94.8% $751 15.8% Approximately 70% of at-risk balances are secured by real estate, with a weighted average debt service coverage ratio of 2.0x and LTV at origination of 65%

Deposits, Funding & Liquidity 12 Quarterly Deposit Trends ($bn) Total Liabilities 3/31/2020 Non-interest $29.2 $29.1 bearing Brokered ($897mm) $7.0 Savings, NOW 9.7 8.6 Retail ($254mm) & MMA Other $13.5 $0.6 $34.7bn 7.0 Noninterest Bearing 6.7 +$241mm Long-term borrowings $2.9 1 Savings, Now & 13.5 Short-term 12.8 MMA +$741mm borrowings Time $2.1 $8.6 4Q19 1Q20 Avg. Deposit Balance ($mm) and Rate (%) Trends Liquidity Position & Sources (as of 3/31/2020) $14,000 Source $bn $13,000 $12,000 Cash & Equivalents $1.0 2.27% 2.15% $11,000 2.06% 2.04% 1.85% 1.88% FHLB Borrowing Capacity $3.1 $10,000 $9,000 FRB Discount Window Availability $1.6 $8,000 Unencumbered Securities $1.7 $7,000 1.28% 1.19% Uncommitted Fed Funds Lines $0.7 $6,000 1.15% 1.14% 1.05% 0.89% $5,000 Total $8.1 Oct-19 Nov-19 Dec-19 Jan-20 Feb-20 Mar-20 Savings, NOW & MMA Time Deposits Additional access to brokered deposit market and W.Avg Savings, NOW & MMA Rate W.Avg Time Deposits Rate PPP Liquidity Facility 1 Includes junior subordinated debt. Totals may not sum due to rounding.

SLIDE 13

CECL Implementation

- Valley implemented CECL on January 1, 2020.
- Valley utilizes a multi-scenario model based on Moody's economic forecasts to estimate future credit losses.
- Our Economic Forecast Committee meets regularly to determine which economic scenarios will be incorporated in our model, as well as the relative weightings of these selected scenarios.
- Moody's projects economic variables under each scenario; based on detailed statistical analysis, we have isolated the variables most closely correlated to our historic credit performance, which include:
  - GDP
  - Unemployment (local & national)
  - Case-Shiller Home Price Index
- Day 1 CECL adjustments were within the expected range outlined in our 2019 10-K.
- Under regulatory capital rules, we have elected to delay the estimated impact of CECL on regulatory capital over a five-year transition period ending 12/31/24.

Total Allowance for Credit Losses for Loans ($mm)



Day 1 Adjustments
Day 2 Adjustments
$350
$300
$250
$200
$150
$100
$50
$-
$165
$38
$62
$264
$34
($5)
$293
12/31/19 Allowance
Non-PCI Loans, Unfunded & Other
PCI Loans
1/1/20 CECL Allowance
1Q20 Provision for Loans
1Q20 NCOs
3/31/20 CECL Allowance
0.55%
0.89%
0.68% ex PCI
0.96%

- Day 1 equity reduction of $28mm reflecting CECL allowance for non-PCI loans and unfunded commitments / other (net of $11mm deferred tax asset).
- $62mm re-classification of fair value mark on acquired PCI loans, no impact on equity.
- 1Q20 provision reflects Moody's forecasts inclusive of COVID-19 and a shift towards more conservative recession scenarios.
- Adoption of CECL did not have a material impact on regulatory capital ratios at 3/31/20.

Shaded boxes indicate allowance for credit losses for loans as a percentage of gross loans.
Totals may not sum due to rounding.

Asset Quality 14 Net Charge-offs & Provision ($mm) Non-Accrual Loans / Loans 40 0.08% 35 0.08% PCD Loan 0.68% 30 $34 Re-Classification 25 0.05% 0.06% 0.25% 20 15 0.03% 10 $5 $6 $5 0.37% 0.37% 0.38% 0.43% 5 $8 $3 $2 $9 0.31% $2 $5 0 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Net Charge-offs Provision for Loans NCOs / Avg. Loans Taxi Medallion Overview $113 million non-accrual loan increase driven by: All medallion loans are now on non-accrual status PCD re-classification ($74 million) and taxi medallions ($37 million) Taxi Medallion 12/31/19 3/31/20 0.06% net charge-offs to average loans Related Reserves as a % of Total 30.9% 51.7% Exposure $34 million provision for loans reflects loan growth, specific taxi medallion reserves and Total Exposure $115 mil $110 mil adverse economic forecast inclusive of COVID-19 Allowance for credit losses for loans of 0.96% Taxi medallions as a % of Total 0.39% 0.36% versus 0.55% at 12/31/19 (pre-CECL) Loans

Equity 15 Tangible Book Value per Share 1 Tangible Common Equity / Tangible Assets 1 9% year-over-year growth +68bp year-over-year $6.82 7.54% $6.73 7.31% $6.62 $6.45 6.73% $6.26 6.63% 6.71% 1Q19 2Q19 3Q19 4Q19 1Q20 1Q19 2Q19 3Q19 4Q19 1Q20 Year-over-Year 1Q19 4Q19 1Q20 Change Tier 1 Leverage 7.58% 8.76% 8.24% +66bp Common Equity Tier 1 8.53% 9.42% 9.24% +71bp Tier 1 Risk-Based 9.38% 10.15% 9.95% +57bp Total Risk-Based 11.37% 11.72% 11.53% +16bp 1 Refer to the appendix on pages 16 - 18 regarding non-GAAP financial measures.

Non-GAAP Disclosure Reconciliation 16 Three Months Ended March 31, December 31, March 31, ($ in thousands, except for share data) 2020 2019 2019 Adjusted net income available to common shareholders: Net income, as reported $87,268 $38,104 $113,330 Less: Gain on sale leaseback transactions (net of tax)(a) — — (55,707) Add: Losses on extinguishment of debt (net of tax) — 22,992 — Add: Losses on securities transactions (net of tax) 29 26 23 Add: Severance expense (net of tax)(b) — — 3,433 Add: Tax credit investment impairment (net of tax)(c) — — 1,757 Add: Merger related expenses (net of tax)(d) 936 10,861 — Add: Income tax expense (benefit)(e) — 18,667 12,100 Net income, as adjusted $88,233 $90,650 $74,936 Dividends on preferred stock 3,172 3,172 3,172 Net income available to common shareholders, as adjusted $85,061 $87,478 $71,764 (a) The gain on sale leaseback transactions is included in gains on the sales of assets within other non-interest income. (b) Severance expenses are included in salary and employee benefits expense. (c) Impairment is included in the amortization of tax credit investments. (d) Merger related expenses are primarily within salary and employee benefits expense, professional and legal fees, and other expense. (e) Income tax expense related to reserves for uncertain tax positions in 2019. Adjusted per common share data: Net income available to common shareholders, as adjusted $85,061 $87,478 $71,764 Average number of shares outstanding 403,519,088 355,821,005 331,601,260 Basic earnings, as adjusted $0.21 $0.25 $0.22 Average number of diluted shares outstanding 405,424,123 358,864,876 332,834,466 Diluted earnings, as adjusted $0.21 $0.24 $0.22 Adjusted annualized return on average tangible shareholders' equity: Net income, as adjusted $88,233 $90,650 $74,936 Average shareholders' equity 4,408,585 3,804,902 3,394,688 Less: Average goodwill and other intangible assets 1,460,988 1,256,137 1,160,510 Average tangible shareholders' equity $2,947,597 $2,548,765 $2,234,178 Annualized return on average tangible shareholders' equity, as adjusted 11.97% 14.23% 13.42% Adjusted annualized return on average assets: Net income, as adjusted $88,233 $90,650 $74,936 Average assets $38,097,364 $35,315,682 $32,296,070 Annualized return on average assets, as adjusted 0.93% 1.03% 0.93% Adjusted annualized return on average shareholders' equity: Net income, as adjusted $88,233 $90,650 $74,936 Average shareholders' equity $4,408,585 $3,804,902 $3,394,688 Annualized return on average shareholders' equity, as adjusted 8.01% 9.53% 8.83%

Non-GAAP Disclosure Reconciliation 17 Three Months Ended March 31, December 31, March 31, ($ in thousands) 2020 2019 2019 Annualized return on average tangible shareholders' equity: Net income, as reported $87,268 $38,104 $113,330 Average shareholders' equity 4,408,585 3,804,902 3,394,688 Less: Average goodwill and other intangible assets 1,460,988 1,256,137 1,160,510 Average tangible shareholders' equity $2,947,597 $2,548,765 $2,234,178 Annualized return on average tangible shareholders' equity 11.84% 5.98% 20.29% Adjusted efficiency ratio: Non-interest expense, as reported $155,656 $196,146 $147,795 Less: Loss on extinguishment of debt (pre-tax) — 31,995 — Less: Severance expense (pre-tax) — — 4,838 Less: Merger-related expenses (pre-tax) 1,302 15,110 — Less: Amortization of tax credit investments (pre-tax) 3,228 3,971 7,173 Non-interest expense, as adjusted $151,126 $145,070 $135,784 Net interest income 265,339 238,541 218,648 Non-interest income, as reported 41,397 38,094 107,673 Add: Losses on securities transactions, net (pre-tax) 40 36 32 Less: Gain on sale leaseback transaction (pre-tax) — — 78,505 Non-interest income, as adjusted $41,437 $38,130 $29,200 Gross operating income, as adjusted $306,776 $276,671 $247,848 Efficiency ratio, as adjusted 49.26% 52.43% 54.79% Annualized pre-provision net revenue / average assets Net interest income $265,339 $238,541 $218,648 Non-interest income, as reported 41,397 38,094 107,673 Less: Non-interest expense, as reported 155,656 196,146 147,795 Pre-provision net revenue $151,080 $80,489 $178,526 Average assets $38,097,364 $35,315,682 $32,296,070 Annualized pre-provision net revenue / average assets 1.59% 0.91% 2.21% Annualized pre-provision net revenue / average assets, as adjusted Net interest income $265,339 $238,541 $218,648 Non-interest income, as adjusted 41,437 38,130 29,200 Less: Non-interest expense, as adjusted 151,126 145,070 135,784 Pre-provision net revenue, as adjusted $155,650 $131,601 $112,064 Average assets $38,097,364 $35,315,682 $32,296,070 Annualized pre-provision net revenue / average assets, as adjusted 1.63% 1.49% 1.39%

Non-GAAP Disclosure Reconciliation 18 As of March 31, December 31, September 30, June 30, March 31, ($ in thousands, except for share data) 2020 2019 2019 2019 2019 Tangible book value per common share: Common shares outstanding 403,744,148 403,278,390 331,805,564 331,788,149 331,732,636 Shareholders' equity $4,420,998 $4,384,188 $3,558,075 $3,504,118 $3,444,879 Less: Preferred Stock 209,691 209,691 209,691 209,691 209,691 Less: Goodwill and other intangible assets 1,458,095 1,460,397 1,152,815 1,155,250 1,158,245 Tangible common shareholders' equity $2,753,212 $2,714,100 $2,195,569 $2,139,177 $2,076,943 Tangible book value per common share $6.82 $6.73 $6.62 $6.45 $6.26 Tangible common equity to tangible assets: Tangible common shareholders' equity $2,753,212 $2,714,100 $2,195,569 $2,139,177 $2,076,943 Total assets 39,120,629 37,436,020 33,765,539 33,027,741 32,476,991 Less: Goodwill and other intangible assets 1,458,095 1,460,397 1,152,815 1,155,250 1,158,245 Tangible assets $37,662,534 $35,975,623 $32,612,724 $31,872,491 $31,318,746 Tangible common equity to tangible assets 7.31% 7.54% 6.73% 6.71% 6.63%

For More Information 19 ▪ Log onto our website: www.valley.com ▪ Email requests to: tlan@valley.com ▪ Call Travis Lan in Investor Relations, at: (973) 686-5007 ▪ Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Travis Lan, SVP – Director, Corporate Finance & Business Development ▪ Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC